UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2007

Tapestry Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-24320	84-1187753
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4840 Pearl East Circle, Suite 300W
Boulder, Colorado 80301
(Address of principal executive offices and zip code)

(303) 516-8500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

The Company’s executive officers intend to conduct meetings with investors, stockholders and analysts and at investor conferences on or after June 13, 2007.  A copy of the presentation materials to be used at those meetings and from time to time thereafter is filed as Exhibit 99.1 hereto.  The Company does not intend to file any update of these presentation materials.  The fact that these presentation materials are being furnished should not be deemed an admission as to the materiality of any information contained in the materials.

The Company presented data from preclinical studies of TPI 287 at the 2007 Annual Meeting of the American Society of Cancer Research on April 15, 2007.  TPI 287 is a proprietary next-generation taxane being studied for the treatment of various forms of cancer.  A copy of the poster presentation of such data is filed as Exhibit 99.2 hereto.  This presentation was also the subject of a press release issued by the Company on April 15, 2007.  The Company is furnishing this poster presentation so that all information in the poster will be available generally to all persons who wish to review it.  The fact that this presentation is being furnished should not be deemed an admission as to the materiality of any information contained in the presentation.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
99.1

Tapestry Pharmaceuticals, Inc. investor presentation materials to be used by the Company’s executive officers at meetings with investors, stockholders and analysts and at investor conferences beginning on or after June 13, 2007, and to be used from time to time thereafter.

99.2	Tapestry Pharmaceuticals, Inc. presentation of data from preclinical studies of TPI 287 at the 2007 Annual Meeting of the American Society of Cancer Research on April 15, 2007.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2007	TAPESTRY PHARMACEUTICALS, INC.

	By:	/s/ Kai Larson
	Name:	Kai Larson
	Title:	Vice President, General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description
99.1

Tapestry Pharmaceuticals, Inc. investor presentation materials to be used by the Company’s executive officers at meetings with investors, stockholders and analysts and at investor conferences beginning on or after June 13, 2007, and to be used from time to time thereafter.

99.2	Tapestry Pharmaceuticals, Inc. presentation of data from preclinical studies of TPI 287 at the 2007 Annual Meeting of the American Society of Cancer Research on April 15, 2007.